FREEPORT-MCMORAN

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3rd Quarter 2018 Earnings Conference Call

October 24, 2018



fcx.com

FCX LISTED NYSE

ICMM International Council on Mining & Metals

Cautionary Statement Regarding Forward-Looking Statements

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This presentation contains forward-looking statements in which FCX discusses its potential future performance. Forward-looking statements are all statements other than statements of historical facts, such as projections or expectations relating to ore grades and milling rates, production and sales volumes, unit net cash costs, operating cash flows, capital expenditures, expectations related to the pending transaction between FCX, PT Freeport Indonesia (PT-FI), PT Indocopper Investama (PT-II), and PT Indonesia Asahan Aluminium (Persero) (PT Inalum), including, but not limited to, replication of the economics of the revenue and cost sharing arrangements under the Joint Venture between PT-FI and Rio Tinto pursuant to a dividend assignment mechanism, FCX's continued management of PT-FI's operations, the expected timing of completion of the pending transaction, exploration efforts and results, development and production activities and costs, liquidity, tax rates, the impact of copper, gold and molybdenum price changes, the impact of deferred intercompany profits on earnings, reserve estimates, future dividend payments, and share purchases and sales. The words "anticipates," "may," "can," "plans," "believes," "estimates," "expects," "projects," "targets," "intends," "likely," "will," "should," "to be," "potential" and any similar expressions are intended to identify those assertions as forward-looking statements. The declaration of dividends is at the discretion of our Board of Directors (Board) and will depend on our financial results, cash requirements, future prospects, and other factors deemed relevant by the Board.

FCX cautions readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, expected, projected or assumed in the forward-looking statements. Important factors that can cause FCX's actual results to differ materially from those anticipated in the forward-looking statements include, but are not limited to, supply of and demand for, and prices of, copper, gold and molybdenum; mine sequencing; production rates; potential inventory adjustments; potential impairment of long-lived mining assets; the ability to satisfy conditions to close the pending transaction, including, but not limited to, the documentation and issuance of a special mining license (IUPK) providing for the extension and stability of PT-FI's long-term mining rights with assured legal and fiscal terms and legal enforceability through 2041 in a form acceptable to FCX and PT Inalum, resolution of environmental regulatory matters that include amendments to the decrees imposing unattainable environmental standards on PT-FI pending before Indonesia's Ministry of Environment and Forestry satisfactory to the Indonesian government, FCX and PT Inalum, various other Indonesian regulatory actions and approvals, including modification or revocation of current regulations and implementation of new regulations by the Indonesian government and assurances or approvals by Indonesian tax authorities with respect to the pending transaction, including confirmation of withholding tax treatment, and obtaining customary approvals from international competition authorities; obtaining an extension of PT-FI's temporary IUPK after October 31, 2018; the potential effects of violence in Indonesia generally and in the province of Papua; industry risks; regulatory changes; political risks; labor relations; weather- and climate-related risks; environmental risks; litigation results (including the outcome of Cerro Verde's royalty dispute with the Peruvian national tax authority); and other factors described in more detail under the heading "Risk Factors" in FCX's Annual Report on Form 10-K for the year ended December 31, 2017, filed with the U.S. Securities and Exchange Commission (SEC) as updated by FCX's subsequent filings with the SEC.

Investors are cautioned that many of the assumptions upon which FCX's forward-looking statements are based are likely to change after the forward-looking statements are made, including for example commodity prices, which FCX cannot control, and production volumes and costs, some aspects of which FCX may not be able to control. Further, FCX may make changes to its business plans that could affect its results. FCX cautions investors that it does not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in its assumptions, changes in business plans, actual experience or other changes, and FCX undertakes no obligation to update any forward-looking statements.

This presentation also includes forward-looking statements regarding mineralized material and potential resources not included in proven and probable mineral reserves. Mineralized material is a mineralized body that has been delineated by appropriately spaced drilling and/or underground sampling to support the estimated tonnage and average metal grades. Such a deposit cannot qualify as recoverable proven and probable reserves until legal and economic feasibility are confirmed based upon a comprehensive evaluation of development costs, unit costs, grades, recoveries and other material factors. Our estimates of potential resources are based on geologically reasonable interpolation and extrapolation of more limited information than is used for mineralized material (measured and indicated) and requires higher copper prices. Significant additional drilling is required and no assurance can be given that the potential quantities of metal will be produced. Accordingly, no assurances can be given that estimated mineralized material and potential resources not included in reserves will become proven and probable reserves.

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and molybdenum, net debt and adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) that are not recognized under U.S. generally accepted accounting principles. As required by SEC Regulation G, reconciliations of unit net cash costs (credits) per pound of copper and molybdenum to amounts reported in FCX's consolidated financial statements are in the supplemental schedules of FCX's 3Q18 press release, which are also available on FCX's website, "fcx.com." Net debt equals gross debt less cash. A reconciliation of adjusted EBITDA to amounts reported in FCX's consolidated financial statements is included on slide 27.

3Q18 Highlights

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- **Sharp Focus on Productivity, Cost Management, Capital Discipline and Initiatives to Build Value for Shareholders**
- **Unit Net Cash Costs: $0.93/lb[(1)], 23% Below 3Q17**
- **Operating Cash Flows Exceeded CAPEX by $740 mm in 3Q & ~$2.5 bn YTD**
- **Net Debt[(2)] of $6.6 bn at 9/30/18, $2.1 bn Less than Start of Year**
- **Definitive Agreement with PT Inalum – Establishes Path Forward to Long-Term Stability in Indonesia and De-risks World-class Asset**
- **Underground Transition at Grasberg On Track**
- **Lone Star Development Ongoing – Potential to Grow Larger**

See Cautionary Statement.

Consolidated Results ($ in bn)



$3.9
$1.25
$1.4(3)
$0.5(3)
Operating Cash Flow
CAPEX
3Q18
9-mos ended 2018

Key Stats	3Q18	YTD
Copper Sales *(bn lbs)*	1.0	3.0
Gold Sales *(mm ozs)*	0.8	2.1
Molybdenum Sales *(mm lbs)*	22	70
Realized Copper Price *($/lb)*	$2.80	$2.96
Unit Net Cash Costs[(1)] *($/lb)*	$0.93	$0.95

(1) Includes 7¢/lb in 3Q18 and 2¢/lb for the 9-mos ended 2018 associated with nonrecurring charges for Cerro Verde's new 3-yr CLA
(2) Net debt equals gross debt less consolidated cash.
(3) Includes $0.4 bn in 3Q18 and $0.9 bn YTD for major projects

Copper Market Commentary

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- **Global Demand Remains Healthy**
  - U.S. Construction & Manufacturing Positive
  - European Market Steady
  - Large Chinese Fabricators Running High Utilization
  - Many FCX Customers Indicate Strong Order Books
- **Cathode Availability Tightening**
  - Exchange Stocks Declining Steadily
  - Smelter Disruptions Continue
  - Scrap Constraints in China
- **Speculators Are Bearish on Sentiment & Macro Drivers**
  - Significant Impact on Price
- **Long-Term Fundamentals Increasingly Strong**
  - Deficits Appear Inevitable
  - Electrification/Renewables are Copper Intensive
  - Recent Price Decline Impact on New Project Development
  - Significant Supply Gap Approaching



tonnes
$/lb
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
$3.30
$3.20
$3.10
$3.00
$2.90
$2.80
$2.70
$2.60
$2.50
$2.40
$2.30
Copper Price
Global Copper Exchange Inventories*
January-18
April-18
July-18
October-18

* Includes LME, COMEX and Shanghai exchanges
Source: Bloomberg as of 10/23/18

World Class Copper Discoveries Are Extremely Rare

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Recoverable Copper Reserves

Million metric tons



0
10
20
30
40
Escondida - 1981
Collahuasi - 1880
KGHM Polish Copper - 1957
Buenavista - 1926
Grasberg Complex - 1988
El Teniente - 1910
Chuquicamata - 1910
Cerro Verde - 1860s
Andina - 1865
Norilsk - 1935

2018e Copper Production

Thousand metric tons



0
200
400
600
800
1000
1200
1400
Escondida - 1981
Grasberg Complex - 1988
Collahuasi - 1880
Cerro Verde - 1860s
Morenci - 1870
Buenavista - 1926
Chuquicamata - 1910
El Teniente - 1910
Antamina - 1873
Las Bambas - 2005

Source: Wood Mackenzie
e=estimate

3Q18 Operations Update

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Americas

- Ongoing Focus on Productivity and Cost Management
- Production and Cost Outlook Expected to be More Stable Following Actions in 2018 to Re-establish Full Mining Activities Following 2015/2016 Curtailments
- Expanding Mining Rates to Enhance Long-term Options
- Evaluating Mine Planning Options at Various Copper Prices
- Lone Star Development Underway – Opportunity for World-Class Resource
- Evaluating Project Pipeline to Rank/ Sequence Next Phase of Project Development

Indonesia

- Strong 3Q and YTD Performance
- Mining Final Phase of Surface Mine - Pit Steepening Has Accelerated Metal
- Deep MLZ
  - Commenced Hydraulic Fracturing in 3Q18 to Manage Seismicity & Pre-condition Cave
  - Response To Date Has Been Effective
  - On Track for Mid-2019 Startup
- Grasberg Block Cave
  - Infrastructure in Place – Successful Testing of Underground Rail and Ore Flow in 3Q
  - Conducted Initial Blast in Undercut During 3Q
  - Rock Testing Indicates Suitability for Large-Scale Caving

See Cautionary Statement.

Lone Star in Arizona Advancing

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Oxide Development Provides Exposure to Major Asset
(with 60 bn lbs contained copper potential*)



January 30



June 30



September 30

12/31/2017 Reserves

4.4 bn lbs of Copper
Oxides Only
Potential to Grow

Economics For Initial Oxides

$850 mm Project
~$200 mm Incurred
After-tax NPV @ 8%:
$1.2 Bn ($3.50 Copper)
Based on Initial Reserves

Estimated Production

~200 mm lbs/year
~20 Yr Mine Life
Potential to Grow

First Oxide Production

Expected by YE 2020

Positive Drilling Results

3Q18 Sulfide Intercepts

Drill Hole	meters	% Cu
LS18-272	411	0.56
LS18-291	567	0.42
LS18-285	1,670	0.44
LS18-286	418	0.41

Tax-Adjusted Equivalent Copper Grade

~0.45% = 0.6%-0.7% Equiv.

(Equivalent based on 0-10% US v. 35% international tax rate)



Leach Pit
Current Topographic Surface
Extent of 0.30% Cu Sulfide Based on Previous Drilling
Cu > 0.30%
Oxide
Chalcocite
Chalcopyrite
N
LS18-0272
LS18-0285
LS18-0286
LS18-0291
1 km

* *Potential resources are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the potential resources will become proven and probable reserves. See Cautionary Statement.*

PT-FI Underground Ramp-up

Contribution by Deposit

Ore Milled

(000's t/d)



Grasberg open pit
DOZ
Big Gossan
DMLZ
Grasberg BC
176
113
105
161
215
25K t/d
30K t/d
58K t/d
64K t/d
80K t/d
103K t/d
2018e
2019e
2020e
2021e
2022e

Aggregate	2018e	2019e	2020e	2021e	2022e
Cu (bn lbs)	1.2	0.6	0.8	1.3	1.8
Au (mm ozs)	2.7	0.8	0.9	1.6	1.9

Aggregate Metal

(bn lbs Cu & mm ozs Au)



1.2
2.7
1.8
1.9
1.7
1.8
Cu Au
2018e
Cu Au
2022e
Cu Au
2023e-2027e 5-yr Avg*

** 2023e-2027e average includes all ore bodies as included in reserves as of year-end 2017, including Kucing Liar*

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Assumes extension of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 10/31/18. See slide 23 for PT-FI's share of metal net of Rio Tinto's interest.

e = estimate. Amounts are projections; see Cautionary Statement.

De-risking a World-Class Asset - "Win/Win" Partnership With Long-term Stability

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- **Enhanced Alignment of Interests**
  - ~51%/49% Partnership with Indonesian Government SOE
- **Extension of Long-term Operating Rights**
  - Rights Through 2041 with Assured Fiscal & Legal Terms and Legal Enforceability
  - No Significant Change in Fiscal Terms
- **Governance**
  - FCX Management of Operations
- **Minimal Dilution**
  - FCX Economics Substantially Similar Post-Transaction
- **Focus on Execution**

Positive Long-Term Future

Grasberg Copper Reserves
(bns of lbs)


38.8
FCX Equity Share
25.1
22.8
20.4
PT-FI YE 2017
PT-FI + Rio Tinto
YE 2017
Pro Forma After Sale of PT-II

Grasberg Gold Reserves
(mms of ozs)


33.9
FCX Equity Share
23.2
21.0
18.8
PT-FI YE 2017
PT-FI + Rio Tinto
YE 2017
Pro Forma After Sale of PT-II

NOTE: Transaction expected to close in late 2018 or early 2019, subject to satisfaction of closing conditions. See slide 22 for summary of significant terms and conditions of the definitive PT-FI Divestment Agreement signed on 9/27/18. Reserves (payable) based on assumed prices of $2/lb Cu and $1,000/oz Au. See Cautionary Statement.

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FCX's Diversified Global Footprint

Competitive Strengths

- **Global Leadership Position**
- **Operate All Assets – Operational Synergies, Shared Resources, Portfolio-Based Capital Allocation**
- **Significant Current Production Capacity with Long-Term Expansion Options**
  - **75% of Reserves + Mineralized Material in the Americas**
- **Experienced Team: Operations, Development, Execution, Innovation**
- **Leading Position in U.S. with Favorable Tax & Regulatory Environment**
- **Exposure to Large Brown Field and Green Field Development Opportunities**

Copper Reserves(1)


North America
39%
South
America
32%
Indonesia
29%

87 Bn Lbs

Copper Reserves Plus Mineralized Material(1)


North America
43%
Indonesia
25%
South
America
32%

174 Bn Lbs

Unique Portfolio Difficult to Replicate

Copper Equivalent Capacity(2) *(FCX Equity Share)*:	~4.5 bn lbs
Cost to Develop Green Field Capacity	\$8 - \$10/lb
Implied Replacement Value of Current Capacity	\$36-\$45 bn

(2) CuEq factors: assume \$2.50/lb Cu, \$10/lb Mo (CuEq factor: 4 lbs CuEq per lb Mo) and \$1,250/oz Au (500 lbs CuEq per oz Au)

(1) Reserves (payable) based on assumed prices of \$2/lb Cu. Mineralized material (contained) based on assumed prices of \$2.20/lb Cu. ***Mineralized Material are not included in reserves and will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material will become proven and probable reserves. See Cautionary Statement.***

2018e Outlook*

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Sales Outlook	▪ **Copper: 3.8 Billion lbs.** ▪ **Gold: 2.45 Million ozs.** ▪ **Molybdenum: 95 Million lbs.**
Unit Cost of Copper	▪ **Site Production & Delivery: $1.75/lb** ▪ **After By-product Credits: $1.06/lb(1) (4Q18e: $1.45/lb)**
Operating Cash Flows (2)	▪ **~$4.2 Billion (@ $2.85/lb Copper for 4Q18e, Including ~$500 Million in Working Capital Uses)** ▪ **Each 10¢/lb Change in Copper for 4Q18 = $105 Million**
Capital Expenditures	▪ **$2.0 Billion** • $1.2 Billion for Major Projects, Including $1.1 Billion for Underground Development in Indonesia and Development of Lone Star Oxide Project • $0.8 Billion for Other Mining

(1) Assumes average prices of $1,200/oz gold and $12/lb molybdenum for 4Q18e. 2018e includes 2¢/lb associated with nonrecurring charges for Cerro Verde's new 3-yr CLA.
(2) Assumes average prices of $1,200/oz gold and $12/lb molybdenum for 4Q18e; each $100/oz change in gold would have an approximate $30 mm impact and each $2/lb change in molybdenum would have an approximate $15 mm impact for the remainder of 2018.
** All projections for 2018 in this presentation assume extension of PT-FI's long-term mining rights or an extension of PT-FI's temporary IUPK after October 31, 2018.*
e = estimate. See Cautionary Statement.

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Sales Profile

Copper Sales (billion lbs)



4
3
2
1
0
3.7
3.8
3.3
3.9
Transition Year
2017
2018e
2019e
2020e - 2022e AVG*

Note: Consolidated copper sales include 670 mm lbs in 2017, 685 mm lbs in 2018e, 670 mm lbs in 2019e and ~690 mm lbs per year in 2020e - 2022e for noncontrolling interest; excludes purchased copper.
*Previous estimate was 3.97 bn lbs; current estimate is 3.94 bn lbs.

Gold Sales (million ozs)



3
2
1
0
1.6
2.45
0.75
1.45
2017
2018e
2019e
2020e - 2022e AVG

Note: Consolidated gold sales include 144k ozs in 2017, 228k ozs in 2018e, 70k ozs in 2019e, ~135k ozs per year for 2020e-2022e for noncontrolling interest.

Molybdenum Sales (million lbs)



100
75
50
25
0
95
95
92
90
2017
2018e
2019e
2020e - 2022e AVG

e = estimate. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

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(US$ billions)

Average EBITDA ($1,200/oz Gold, $12/lb Molybdenum)



$10
$8
$6
$4
$2
$0
Transition Yrs
Average
'19e/'20e
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Average Operating Cash Flow Excludes Working Capital Changes ($1,200/oz Gold, $12/lb Molybdenum)



$8
$6
$4
$2
$0
Transition Yrs
Average
'19e/'20e
Average
'21e/'22e
Cu $3.00/lb
Cu $3.25/lb
Cu $3.50/lb

Note: Assumes extension of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 10/31/18. For 2019e - 2020e and 2021e – 2022e average price sensitivities, see slide 25. EBITDA equals operating income plus depreciation, depletion and amortization. e = estimate. See Cautionary Statement.

Capital Expenditures


(US$ billions)
$1.4
Major Mining Projects
$0.9
Other Mining
$0.5
$2.0
$1.2*
$0.8
$2.3
$1.3*
$1.0
2017
2018e
2019e

* *Major mining projects include CAPEX associated with Grasberg underground development ($0.8 bn per year in 2018e and 2019e) and Lone Star ($0.24 bn in 2018e and $0.37 bn in 2019e). Assumes extension of PT-FI's long term mining rights or extension of PT-FI's temporary IUPK after 10/31/18.*

Note: Includes capitalized interest; excludes potential spending on new smelter in Indonesia. e= estimate. See Cautionary Statement.

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Financial Policy

- **Net Debt at 9/30/18: $6.6 Bn***
  - **LTM Leverage Ratio: 0.8x**
- **Significant Deleveraging Over Last Two Years**
- **Positive Market to Enable Enhanced Returns to Shareholders**
- **Disciplined Approach to Investing in Attractive Growth Projects**
- **Board Reinstated Quarterly Cash Dividend on Common Stock in 1Q18**
- **Board Reviews Financial Policy on Ongoing Basis**

Balanced Approach



Balance Sheet
Cash Returns to Shareholders
Disciplined Investments

** Net debt equals gross debt less consolidated cash. See Cautionary Statement.*

FCX: Primed for Success

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- Premier Portfolio of Copper Assets
- Copper Arguably Most Attractive Fundamental Market Outlook
- Strong Margins and Cash Flows
- Long-lived Reserves
- Attractive Long-term Development Pipeline Within Existing Portfolio
- Geographically Diversified – 75% from Americas
- Experienced, Disciplined and Shareholder Focused Management Team
- Balance Sheet & Indonesia Overhang Addressed
- Attractive Valuation/Poised for Outperformance

See Cautionary Statement.

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BY COPPER

Reference Slides


FREEPORT-MCMORAN

Financial Highlights

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Sales Data	3Q18	9-mos 2018
Copper		
Consolidated Volumes *(mm lbs)*	1,044	3,026
Average Realization *(per lb)*	$2.80	$2.96
Site Production & Delivery Costs [(1)] *(per lb)*	$1.73	$1.70
Unit Net Cash Costs [(1)] *(per lb)*	$0.93	$0.95
Gold		
Consolidated Volumes *(000's ozs)*	837	2,123
Average Realization *(per oz)*	$1,191	$1,249
Molybdenum		
Consolidated Volumes *(mm lbs)*	22	70
Average Realization *(per lb)*	$12.40	$12.41

Financial Results (in billions, except per share amounts)	3Q18	9-mos 2018
Revenues	$4.9	$14.9
Net Income Attributable to Common Stock	$0.6[(2)]	$2.1
Diluted Net Income Per Share	$0.38[(2)]	$1.45
Operating Cash Flows [(3)]	$1.25	$3.9
Capital Expenditures	$0.5	$1.4
Total Debt	$11.1	$11.1
Consolidated Cash	$4.6	$4.6

(1) *Includes 7¢/lb in 3Q18 and 2¢/lb for the 9-mos ended 2018 associated with nonrecurring charges for Cerro Verde's new 3-yr CLA.*

(2) *After adjusting for net gains of $42 mm (3¢/share), primarily reflecting $70 mm related to adjustments to assets held for sale and the fair value of potential contingent consideration, partly offset by $22 mm of nonrecurring charges for Cerro Verde's new 3-yr CLA, adjusted net income attributable to common stock totaled $514 mm (35¢/share) in 3Q18. For additional information, refer to "Adjusted Net Income" in the supplemental schedules of FCX's 3Q18 press release, which are available on FCX's website.*

(3) *Net working capital sources (uses) and timing of other tax payments of $59 mm for 3Q18 and $(154) mm for 9-mos ended 2018.*

3Q18 Mining Operating Summary

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3Q18 Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (Credits)				
Site Production & Delivery, excluding adjustments	$1.98	$1.84 (1)	$1.40	$1.73 (1)
By-Product Credits	(0.26)	(0.23)	(2.72)	(1.12)
Treatment Charges	0.10	0.20	0.26	0.20
Royalties & Export Duties	-	-	0.34	0.12
Unit Net Cash Costs (Credits)	**$1.82**	**$1.81**	**$(0.72)**	**$0.93**

Sales From Mines for 3Q18 & 3Q17 by Region



North America
350
347
22 (2)
22 (2)
Cu mm lbs
Mo mm lbs
3Q18
3Q17
3Q18
3Q17
South America (3)
326
327
3Q18
3Q17
Indonesia (4)
368
258
831
352
Au 000 ozs
3Q18
3Q17
3Q18
3Q17

(1) Includes 21¢/lb for South America and 7¢/lb for consolidated FCX associated with nonrecurring charges for Cerro Verde's new 3-yr CLA.
(2) Includes 7 mm lbs in 3Q18 and 8 mm lbs for the 3Q17 from South America.
(3) Silver sales totaled 1.2 mm ozs in 3Q18 and 1.0 mm ozs in 3Q17.
(4) Silver sales totaled 1.2 mm ozs in 3Q18 and 666 k ozs in 3Q17.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery costs applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" in the supplemental schedules of FCX's 3Q18 press release, which is available on FCX's website.

2018e Operating Estimates

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2018e Unit Production Costs (per lb of Cu)	North America	South America	Indonesia	Consolidated
Cash Unit Costs (1)				
Site Production & Delivery (2)	$1.92	$1.78 (3)	$1.50	$1.75 (3)
By-product Credits	(0.25)	(0.25)	(2.66)	(0.98)
Treatment Charges	0.11	0.19	0.26	0.18
Royalties & Export Duties	-	0.01	0.36	0.11
Unit Net Cash Costs (Credits)	**$1.78**	**$1.73** (3)	**($0.54)**	**$1.06** (3)

2018e Sales by Region



1,421
Cu
mm lbs
95 (4)
Mo
mm lbs
North America
1,232
South America
1,163
2.45 (5)
Au
mm ozs
Indonesia

(1) Estimates assume average prices of $2.85/lb for copper, $1,200/oz for gold and $12/lb for molybdenum for 4Q18e. Quarterly unit costs will vary significantly with quarterly metal sales volumes.
(2) Production costs include profit sharing in South America and severance taxes in North America.
(3) Includes 6¢/lb for South America and 2¢/lb for FCX consolidated associated with nonrecurring charges for Cerro Verde's new 3-yr CLA.
(4) Includes molybdenum produced in South America.
(5) Includes gold produced in North America.

Note: e = estimate. See Cautionary Statement.

2018e Quarterly Sales

POWERED BY COPPER

Copper Sales (million lbs)


1,200
900
600
300
0
993
989
1,044
790
1Q18
2Q18
3Q18
4Q18e

Note: Consolidated copper sales include approximately 166 mm lbs in 1Q18, 176 mm lbs in 2Q18, 186 mm lbs in 3Q18 and 157 mm lbs in 4Q18e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


1000
750
500
250
0
610
676
837
330
1Q18
2Q18
3Q18
4Q18e

Note: Consolidated gold sales include approximately 57k ozs in 1Q18, 63k ozs in 2Q18, 78k ozs in 3Q18 and 30k ozs in 4Q18e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
24
24
22
25
1Q18
2Q18
3Q18
4Q18e

e = estimate. See Cautionary Statement.

9/27/18 Definitive PT-FI Divestment Agreement

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- **PT Inalum (an Indonesian SOE) and Provincial/Local Government to Acquire:**
  - PT Indocopper Investama (PT-II) Shares Owned by FCX for $350 mm Cash (5.6% Interest After 2022)
  - Rio Tinto JV Interests for $3.5 bn Cash (40% After 2022)
- **PT Inalum to Contribute JV Interests to PT-FI in Exchange for 40% of PT-FI**
  - New Post-Transaction Ownership of PT-FI: PT Inalum 51.2% and FCX 48.8%
  - Subject to a Dividend Assignment Mechanism to Replicate the JV Economics Through 2022
- **At Closing, PT-FI will be Granted IUPK Providing Long-term Mining Rights with Assured Fiscal and Legal Terms and Legal Enforceability Through 2041**
  - IUPK Issued at Closing will Initially be Valid Through 2031 and Include Assured Extension through 2041 upon PT-FI's Satisfaction of Conditions Related to Smelter Construction and Payment of State Revenues in Accordance with IUPK
- **FCX to Continue to Manage PT-FI Operations**
- **PT-FI (with FCX and PT Inalum as Shareholders) to Construct Smelter Within 5 Years of Closing**
- **Transaction Expected to Close in Late 2018 or Early 2019 Subject to Satisfaction of Conditions***
- **Until Pending Transaction is Closed, PT-FI has Reserved all Rights Under COW**

** See Cautionary Statement for summary of significant closing conditions.*

PT-FI Mine Plan

PT-FI's Share (Net of Rio Tinto) of Metal Sales, 2017-2022e

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2018e – 2022e PT-FI Share	Total: 5.3 billion lbs copper Annual Average: 1.06 billion lbs

2018e – 2022e PT-FI Share	Total: 7.6 million ozs gold Annual Average: 1.5 million ozs



Copper, billion lbs
Gold, million ozs
1.0
1.54
1.16
2.44
0.56
0.75
0.8
0.9
1.3
1.6
1.5
1.9
1.8
1.9
2017
2018e
2019e
2020e
Transition Years
2021e
2022e
2022e
Including Rio Tinto's Interest

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors. Assumes extension of PT-FI's long-term mining rights or extension of PT-FI's temporary IUPK after 10/31/18. Shortfalls to metal strip agreement with Rio Tinto carry forward to future periods. e = estimate. Amounts are projections; see Cautionary Statement.

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Grasberg Mining District


Grasberg open pit
Grasberg Block Cave
Kucing Liar
Amole 2,900 m elev
DOZ
Big Gossan
Kucing Liar Spur
MLA
Grasberg BC Spur
DMLZ
Big Gossan Spur
DMLZ Spur
N

PT-FI History of Block Caving


GBT
IOZ
DOZ
DMLZ

1980's	**GBT block cave mine** *Depleted*
1990's	**IOZ block cave mine** *Depleted*
2000's	**DOZ block cave mine** *Operating*
Future	• **DMLZ** *Start-up* • **Grasberg BC** *In development* • **Kucing Liar** *Future development*

Sensitivities

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(US$ millions)

2019e - 2020e Change	EBITDA	Operating Cash Flow
Copper: +/- $0.10/lb	$325	$245
Molybdenum: +/- $1.00/lb	$80	$75
Gold: +/- $50/ounce	$40	$20
Currencies: (1) +/- 10%	$165	$115
2021e - 2022e Change		
Copper: +/- $0.10/lb	$400	$325
Molybdenum: +/- $1.00/lb	$85	$80
Gold: +/- $50/ounce	$80	$50
Currencies: (1) +/- 10%	$165	$115

(1) U.S. Dollar Exchange Rates: 695 Chilean peso, 14,800 Indonesian rupiah, $0.71 Australian dollar, $1.16 Euro, 3.32 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against forecasted expenditures in these foreign currencies equates to a cost benefit of noted amounts.

NOTE: EBITDA equals operating income plus depreciation, depletion and amortization costs. Operating cash flow amounts exclude working capital changes. Assumes extension of PT-FI's long-term mining rights or extension of PT-FI's temporary IUPK after 10/31/18. e = estimate. See Cautionary Statement

FCX Debt Maturities as of 9/30/18

(US$ billions)

Total Debt & Cash at 9/30/18

	Actual
FCX Revolver	$ -
Senior Notes	9.9
Cerro Verde Credit Facility	1.2
Total Debt	$11.1
Consolidated Cash	$ 4.6



$8
$6
$4
$2
$0
$0.0
$0.0
$1.0
$1.3
$2.4
$2.7
$0.8
$2.9
3.1% Sr. Notes
CV Non-recourse
4% Sr. Notes
CV Non-recourse
3.55% Sr. Notes
3.875% & 6.875% Sr. Notes
4.55% Sr. Notes
5.40% & 5.45% Sr. Notes and FMC Sr. Notes
2018
2019
2020
2021
2022
2023
2024
Thereafter

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Adjusted EBITDA Reconciliation

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(in millions)	3Q18	LTM Ended 9/30/18
Net Income Attributable to Common Stock – Continuing Operations	$ 560	$3,161
Interest expense, net	143	604
Income tax provision	522	1,679
Depreciation, depletion and amortization	458	1,808
Net gain on sales of assets	(70)	(141)
Accretion	27	113
Gain on early extinguishment of debt	-	(21)
Other net charges (1)	71	271
Other income, net	(14)	(64)
Net income attributable to noncontrolling interests	108	567
Equity in affiliated companies' net earnings	(4)	(9)
FCX Adjusted EBITDA – Continuing Operations (2)	**$1,801**	**$7,968**

(1) Other net charges primarily include nonrecurring charges associated with Cerro Verde's new 3-yr CLA ($69 mm before noncontrolling interest and taxes in 3Q18 and for the 12-months ended September 30, 2018). The 12-mos ended September 30, 2018, also reflects adjustments to environmental and related litigation reserves of $209 mm.

(2) Adjusted EBITDA is a non-GAAP financial measure that is frequently used by securities analysts, investors, lenders and others to evaluate companies' performance, including, among other things, profitability before the effect of financing and similar decisions. Because securities analysts, investors, lenders and others use Adjusted EBITDA, management believes that our presentation of Adjusted EBITDA affords them greater transparency in assessing our financial performance. Adjusted EBITDA should not be considered as a substitute for measures of financial performance prepared in accordance with GAAP. Adjusted EBITDA may not necessarily be comparable to similarly titled measures reported by other companies, as different companies calculate such measures differently.

3Q18 Copper Realization & 4Q18 Guidance

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3Q18 LME Average Copper Price	$2.77/lb
3-Mo. Fwd Price for Copper at the End of September	$2.84/lb
FCX 3Q18 Consolidated Copper Price Realization	$2.80/lb* (Generally, 50/50 Weight of Qtrly Avg and 3-mo Forward Price at End of Period)
FCX 3Q18 Prior Period Open Lb Adj. (aka Provisional Price Adj.)	Revenue/EBITDA: $(111) mm Net Income: $(48) mm Earnings/Share: $(0.03)
4Q18 Open Pound Guidance	▪ 3Q18 Open Lbs Priced at $2.84/lb on 9/30/18 ▪ Each $0.05 Change in Avg Copper Price in 4Q18 = $11 mm Impact to 2018 Net Income ▪ LME Copper Settled at $2.80/lb on 10/23/18

** Note that when the average quarter-end forward curve price is above the average quarterly spot price, FCX's consolidated quarterly copper realization can be expected to be above the quarterly average (and vice versa if quarter end forward curve price is below the quarterly average spot price). Quarterly copper realizations by region may vary from the consolidated average. See Cautionary Statement.*

2018e Consolidated Effective Tax Rate

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	Quarterly Rate	Projected Annual Rate*
1Q18	38%	38%
2Q18	33%	36%
3Q18e	44%	38%
4Q18e	~32%	~37%

NOTE: For financial statement purposes only; does not reflect cash taxes.

** The consolidated effective income tax rate is a function of the combined effective tax rates for the jurisdictions in which FCX operates. Accordingly, variations in the relative proportions of jurisdictional income result in fluctuations to FCX's consolidated effective income tax rate. Assuming achievement of current sales volume and cost estimates and average prices of $2.85 per pound for copper, $1,200 per ounce for gold and $12.00 per pound for molybdenum for 4Q18, FCX estimates its consolidated effective tax rate for the year 2018 will approximate 37 percent and would decrease with higher prices.*

e = estimate See Cautionary Statement.